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                                                                    EXHIBIT 99.1

                                     PROXY

                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                        OPTICAL COATING LABORATORY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints JOSEPH C. ZILS and AGIE NAVARRO (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Hilton Hotel, 3555 Round Barn Blvd., Santa Rosa, California, at 11:00 a.m., PST, on Tuesday, January 25, 2000 and at any adjournments thereof.

     The Management recommends a vote FOR Item 1.

Please mark your vote as indicated in this example: [X]

[ ] FOR [ ] AGAINST [ ] ABSTAIN Proposal to adopt the Agreement and Plan of Reorganization and Merger, dated as of November 3, 1999, by and among JDS Uniphase Corporation, Vintage Acquisition, Inc., a wholly owned subsidiary of JDS Uniphase, and Optical Coating Laboratory, Inc.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting.

                (Continued, and to be signed on the other side)

     This proxy when properly signed will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature, if held jointly

                                              Dated:

     IMPORTANT -- PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
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                             [FOLD AND DETACH HERE]

                             YOUR VOTE IS IMPORTANT
                        YOU CAN VOTE IN ONE OF TWO WAYS:

     1. Vote by telephone, or

     2. Mark, sign and date this proxy card and return it promptly in the enclosed envelope.
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                          VOTE YOUR PROXY BY TELEPHONE

     It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by choosing this option, you help OCLI reduce postage and proxy tabulation costs.

OPTION 1: VOTE BY TELEPHONE

     1. Read the accompanying Proxy Statement.

     2. Have your 11-digit control number located on your voting ballot available.

     3. Using a touch-tone phone, call the toll-free number shown on the voting ballot.

     4. Follow the recorded instructions.

                            YOUR VOTE IS IMPORTANT:

     Vote by telephone and you can vote anytime -- 24 hours a day.

OPTION 2: VOTE BY MAIL

     If you prefer, you can vote your shares by returning the enclosed paper ballot in the envelope provided.

 PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING BY TELEPHONE
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                                     PROXY

                        OPTICAL COATING LABORATORY, INC.
                              DIRECTION TO TRUSTEE
                                OCLI 401(k) PLAN

     I hereby direct you as Trustee of the OCLI 401(k) Plan to vote the shares of Optical Coating Laboratory, Inc. (OCLI) Common Stock credited to my account under the aforementioned plan at the Special Meeting of Stockholders of OCLI to be held at the Hilton Hotel, 3555 Round Barn Blvd., California, at 11:00 a.m., PST, on Tuesday, January 25, 2000, and at any adjournment or postponement thereof.

     I have filled in the appropriate boxes on the other side of the card, and I authorize you to vote as indicated. Pursuant to the OCLI 401(k) Plan, in the absence of any instructions from me as to any item, shares credited to my account shall be voted by you, as Trustee, in the same proportion as shares are voted for which instructions are received.

                (Continued, and to be signed on the other side)

     The Management recommends a vote FOR Item 1.

Please mark your vote as indicated in this example: [X]

[ ] FOR [ ] AGAINST [ ] ABSTAIN Proposal to adopt the Agreement and Plan of Reorganization and Merger, dated as of November 3, 1999, by and among JDS Uniphase Corporation, Vintage Acquisition, Inc., a wholly owned subsidiary of JDS Uniphase, and Optical Coating Laboratory, Inc.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature, if held jointly

                                              Dated:

     NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as a corporation, attorney, executor, administrator, trustee or guardian, please give full title as such.
 -------------------------------------------------------------------------------
                             [FOLD AND DETACH HERE]

                             YOUR VOTE IS IMPORTANT
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Vote by telephone, or

2. Mark, sign and date this proxy card and return it promptly in the enclosed envelope.

                          VOTE YOUR PROXY BY TELEPHONE

     It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by choosing this option, you help OCLI reduce postage and proxy tabulation costs.

OPTION 1: VOTE BY TELEPHONE

1. Read the accompanying Proxy Statement.

2. Have your control number located on your voting ballot available.

     3. Using a touch-tone phone, call the toll-free number shown on the voting ballot.

     4. Follow the recorded instructions.

                            YOUR VOTE IS IMPORTANT:

     Vote by telephone and you can vote anytime -- 24 hours a day.

OPTION 2: VOTE BY MAIL

     If you prefer, you can vote your shares by returning the enclosed paper ballot in the envelope provided.

 PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING BY TELEPHONE